UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2014

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O’Hara House, 3 Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-1431

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On May 2, 2014, Central European Media Enterprises Ltd. (“CME”) closed its previously-announced fully backstopped rights offering (the “Rights Offering”) and related financing transactions contemplated by (i) the Framework Agreement by and between CME, Time Warner Media Holdings B.V. (“TW BV”) and Time Warner Inc. (“Time Warner”) dated as of February 28, 2014 (the “Framework Agreement”) (filed with the SEC on February 28, 2014 as Exhibit 99.1 to the Registration Statement on Form S-3), and (ii) the Standby Purchase Agreement by and between CME and TW BV dated as of March 24, 2014 (the “Standby Purchase Agreement”) (filed with the SEC on March 27, 2014 as Exhibit 10.1 to the Current Report on Form 8-K). Pursuant to the Rights Offering and related transactions, CME raised gross proceeds of $ 400.0 million. Concurrently with the closing of the Rights Offering and related financing transactions, Time Warner funded the $30.0 million term loan (the “Time Warner Term Loan”), pursuant to the term loan facility credit agreement dated as of February 28, 2014 among CME, the lenders party thereto from time to time, and Time Warner (the “Time Warner Term Loan Agreement”). CME also entered into a senior secured revolving credit facility agreement dated as of May 2, 2014 with Time Warner in the aggregate principal amount of $115.0 million (the “Time Warner Revolving Credit Facility”).

Pursuant to these transactions, CME applied the net proceeds of the Rights Offering and related financing of approximately $386.2  million, together with a portion of the Time Warner Term Loan, to redeem and discharge the EUR 272,972,000 aggregate principal amount of CME’s 11.625% Senior Notes due 2016 (the “2016 Notes”), as well as accrued interest and the early redemption premium thereon.  CME completed the discharge of the 2016 Notes on May 2, 2014.

The Rights Offering Results; Closing Under the Standby Purchase Agreement

In the Rights Offering, CME distributed a total of 3,418,467 non-transferable rights (“Rights”) at no charge to its eligible shareholders. Each Right entitled the holder to purchase, at a subscription price of one hundred dollars ($100.00) (the “Subscription Price”), one (1) unit (each, a “Unit”) consisting of (a) a 15.0% Senior Secured Note due 2017 (each, a “New Note”) in the original principal amount of $100.00 and (b) 21 unit warrants (each, a “Unit Warrant”), with each Unit Warrant entitling the holder to purchase one share of CME’s Class A Common Stock, par value $0.08 per share (“Class A Common Stock”) at an exercise price of $1.00 per share.  A total of 2,852,168 Units were purchased, including 2,229,644 Units purchased by TW BV pursuant to the exercise of its Rights in accordance with its commitment under the Standby Purchase Agreement.  The remaining 566,299 Units (the “Backstop Units”) were purchased by TW BV at the Subscription Price in a separate private placement that closed contemporaneously with the Rights Offering (the “Backstop Private Placement”). Pursuant to the Standby Purchase Agreement, TW BV also purchased 581,533 Units (the “TW Private Placement Units”) at the Subscription Price in a separate private placement that closed contemporaneously with the Rights Offering (the “TW Unit Private Placement”).

Pursuant to the Rights Offering, Backstop Private Placement and TW Unit Private Placement, CME issued $400.0 million in aggregate original principal amount of New Notes and Unit Warrants to purchase an aggregate of 84.0 million  shares of Class A Common Stock at an exercise price of $1.00 per share.  In connection with these transactions, CME issued, to TW BV and Time Warner, warrants to purchase an aggregate of 30.0 million  shares of Class A Common Stock (the “TW Initial Warrants”) at an exercise price of $1.00 per share, which have substantially the same terms as the Unit Warrants.

TW BV is a wholly-owned indirect subsidiary of Time Warner and is the largest holder of shares of CME’s Class A Common Stock and the sole holder of shares of CME’s Series A Convertible Preferred Stock and Series B Convertible Redeemable Preferred Stock.  Following the completion of the Rights Offering and the related financing transactions, the economic ownership interest of TW BV and Time Warner in CME’s Class A Common Stock is approximately 75.1 % on a fully diluted basis (without giving effect to accretion of the Series B Convertible Redeemable Preferred Stock, par value $0.08 per share, after May 2, 2014).

Unit Warrant Agreement, Private Unit Warrant Agreement and Initial Warrant Agreement

On May 2, 2014, CME issued an aggregate of 59,895,528 Unit Warrants pursuant to the exercise of Rights in the Rights Offering under the terms of a Unit Warrant Agreement by and between CME and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”), dated as of May 2, 2014 (the “Unit Warrant Agreement”).  In addition, CME issued to TW BV an aggregate of 24,104,472 Unit Warrants (the “Private Placement Warrants”) pursuant to the Backstop Private Placement and TW Unit Private Placement under the terms of a Private Unit Warrant Agreement by and between CME and the Warrant Agent, dated as of May 2, 2014 (the “Private Unit Warrant Agreement”).

On May 2, 2014, CME also issued 6.3 million TW Initial Warrants to TW BV and 23.7 million TW Initial Warrants to Time Warner pursuant to an Initial Warrant Agreement between CME and the Warrant Agent dated as of May 2, 2014 (the “Initial Warrant Agreement” and, together with the Unit Warrant Agreement and the Private Unit Warrant Agreement, the “Warrant Agreements”).  A summary of the terms of the Warrant Agreements is set forth below.

Pursuant to the applicable Warrant Agreement, each of the Unit Warrants, the Private Placement Warrants and the TW Initial Warrants (together, the “Warrants”) are exercisable for $1.00 per share, subject to certain adjustments described below.  The Warrants are non-redeemable.  The Warrants may be exercised at any time starting on the second anniversary of the applicable date of issuance until the fourth anniversary after such date of issuance, subject to the right of Time Warner or TW BV to exercise the Warrants earlier in such amounts as would allow them to maintain an aggregate ownership interest of 49.9% in CME’s outstanding shares of Class A Common Stock.

The Warrants will be adjusted as necessary to protect holders from the dilutive effects of (a) subdivisions, reclassifications, combinations and similar transactions, (b) certain repurchases of shares of Class A Common Stock pursuant to a tender offer or exchange offer, or other offer available to substantially all holders of Class A Common Stock, at a price above the market price for shares of Class A Common stock, and (c) certain business combinations.  Unless a distribution is made in connection with a business combination, if there is a distribution to the holders of Class A Common Stock (other than pursuant to a subdivision, reclassification, combination and similar transaction), upon exercise of a Warrant, the holder of the Warrant will receive the amount of such distribution the holder would have received if  the holder had been a record holder of Class A Common Stock on the date of such distribution, in addition to the number of shares of Class A Common Stock receivable upon exercise.

Holders of the Warrants will not have additional voting rights or other rights as a shareholder with respect to the shares of Class A Common Stock for which the Warrants may be exercised to purchase unless and until (and then only to the extent) the Warrants have been exercised.

The above descriptions of the Warrant Agreements are incomplete and qualified in their entirety by reference to the complete text of the Warrant Agreements, copies of which are filed as Exhibits 4.1,  4.3, 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

New Notes Indenture

On May 2, 2014, CME, as Issuer, Central European Media Enterprises N.V. (“CME NV”) and CME Media Enterprises B.V. (“CME BV”), as Guarantors and Deutsche Bank Trust Company Americas, as Trustee, Paying Agent, Transfer Agent and Registrar (“DBTCA”), entered into an Indenture governing the New Notes (the “Indenture”).  CME issued $400.0 million  aggregate original principal amount of New Notes on May 2, 2014.  CME may issue additional New Notes in the future, subject to compliance with the covenants in the Indenture.

The New Notes will bear interest at a rate of 15.0% per annum.  CME will pay interest on the New Notes semi-annually on June 1 and December 1 of each year, commencing December 1, 2014.  Interest will be paid in arrears (a) on each interest payment date on or prior to November 15, 2015 (the maturity date of the 2015 Convertible Notes) by adding the amount of such interest to the principal balance of the New Notes and (b) on each interest payment date thereafter, at the option of CME either (i) entirely in cash or (ii) by increasing the principal amount of the New Notes.

Pursuant to the Indenture, the New Notes will mature on the earlier of (i) December 1, 2017 and (ii) the date of the occurrence of any one or all of the following: (a) an acceleration of the Time Warner Term Loan Agreement, (b) any voluntary or involuntary repayment or prepayment (including through a purchase of the loans outstanding under the Time Warner Term Loan) in full of the principal amount of the Time Warner Term Loan, whether or not such repayment or prepayment is permitted under the terms of the Time Warner Term Loan Agreement or under the indenture governing the New Notes or (c) any other date on which the Time Warner Term Loan Agreement has been terminated and is no longer outstanding.

The New Notes are senior secured obligations of CME, and are fully and unconditionally and jointly and severally guaranteed, subject to certain limits imposed by local law, on a senior basis by CME NV and CME BV.  The New Notes are secured by a currently fifth-ranking pledge (subject to the CME Intercreditor Agreement described below) over 100% of the outstanding shares of each of CME NV and CME BV, pursuant to (i) a Pledge Agreement on Shares of CME NV among CME, CME NV and DBTCA dated May 2, 2014 and (ii) a Deed of Pledge of Shares in CME BV by and among CME NV, CME BV and DBTCA dated May 2, 2014 (the “New Note Pledges”).

The Indenture contains restrictive covenants usual and customary for agreements of its type, which include, with specified exceptions, limitations on CME’s ability to incur indebtedness, incur guarantees, grant liens, enter into affiliate transactions, consolidate, merge or effect a corporate reconstruction, and make certain investments.

The above descriptions of the Indenture and the New Note Pledges are incomplete and qualified in their entirety by reference to the complete text of the Indenture and the New Note Pledges.  A copy of the Indenture and form of Note are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.  Copies of the New Note Pledges are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

CME Intercreditor Agreement

On May 2, 2014, CME entered into a Deed of Amendment (the “Deed of Amendment”) to the Intercreditor Agreement originally dated as of July 21, 2006 (as amended and restated from time to time, including in connection with the Deed of Amendment, the “CME Intercreditor Agreement”) among, inter alios, CME, CME NV, CME BV, DBTCA, as trustee under the New Notes, Time Warner, as agent under the Time Warner Term Loan and Time Warner Revolving Credit Facility, Citibank, N.A., London Branch, as trustee under CME’s 9.0% Senior Secured Notes due 2017 (the “2017 Fixed Rate Notes”), DBTCA, as trustee under CME’s 5.0% Convertible Notes due 2015 (the “2015 Convertible Notes”) and the other parties thereto.

Pursuant to the CME Intercreditor Agreement, the trustee for the New Notes and the other security agents and security trustees that are party thereto have agreed, among other things, to share on a ratable basis any proceeds received by any party thereto upon enforcement of any of the security, irrespective of the ranking of the security documents granting security over such collateral.  The CME Intercreditor Agreement provides that all secured parties will accelerate their indebtedness and cooperate in respect of enforcement of the relevant collateral subject to the CME Intercreditor Agreement if any secured party seeks enforcement.  In addition, each secured party will have the right to request a joint enforcement of any security in respect of the 2017 Fixed Rate Notes, the 2015 Convertible Notes, the Time Warner Term Loan, the Time Warner Revolving Credit Facility and the New Notes.

The above descriptions of the Deed of Amendment and CME Intercreditor Agreement are incomplete and qualified in their entirety by reference to the complete text of the Deed of Amendment and the CME Intercreditor Agreement, copies of which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Entry into Revolving Credit Facility and Funding of Term Loan

Time Warner Revolving Credit Facility

On May 2, 2014, Time Warner entered into the Time Warner Revolving Credit Facility with CME.  Borrowings under the Time Warner Revolving Credit Facility may be used for general corporate purposes.

Amounts outstanding under the Time Warner Revolving Credit Facility will bear interest at a rate based on, at CME’s option, the alternative base rate (as defined in the Time Warner Revolving Credit Facility) plus 13% or the adjusted LIBO rate plus 14%.  CME may pay all accrued interest on all amounts outstanding for an interest period fully in cash or by adding such amount to the principal amount of the Time Warner Revolving Credit Facility.  Additionally, the Time Warner Revolving Credit Facility contains a commitment fee on the average daily unused amount under the facility of 0.50% per annum.

Ongoing extensions of credit under the Time Warner Revolving Credit Facility are subject to customary conditions.  The Time Warner Revolving Credit Facility contains restrictive covenants usual and customary for facilities of its type, which include, with specified exceptions, limitations on CME’s ability to engage in certain business activities, incur indebtedness, incur guarantees, have liens, pay dividends or make other distributions, enter into affiliate transactions, consolidate, merge or effect a corporate reconstruction, make certain investments, acquisitions and loans, conduct certain asset sales and amend constitutional documents and certain debt documents in a manner adverse to the lenders in any material respect.  The Time Warner Revolving Credit Facility also requires CME to satisfy specified financial covenants.

Pursuant to a Subsidiary Guarantee entered into by and among CME NV, CME BV and Time Warner on May 2, 2014 (the “Revolver Guarantee”), CME NV and CME BV are guarantors of borrowings under the Time Warner Revolving Credit Facility.  The Time Warner Revolving Credit Facility is secured by a currently fourth-ranking pledge (subject to the CME Intercreditor Agreement) over 100% of the outstanding shares of each of CME NV and CME BV pursuant to (i) a Pledge Agreement on Shares of CME NV among CME, CME NV and Time Warner, dated May 2, 2014 and (ii) a Deed of Pledge of Shares in CME BV by and among CME NV, CME BV and Time Warner dated May 2, 2014 (the “Revolver Pledges”).

The Time Warner Revolving Credit Facility does not require any scheduled principal payments prior to the maturity date.  In the event of an “event of default” under the Indenture, the indenture governing the 2017 Fixed Rate Notes or the indenture governing the 2015 Convertible Notes, an event of default will occur under Time Warner Revolving Credit Facility.  In addition, in the event of specified “change in control” events, an event of default will occur under the Time Warner Revolving Credit Facility.

The Time Warner Revolving Credit Facility will mature on December 1, 2017.  In the event that either the Time Warner Term Loan or the New Notes are prepaid in full or repaid in full, the commitments under the Time Warner Revolving Credit Facility will automatically terminate and all loans outstanding will become immediately due and payable at such time.

The above descriptions of the Time Warner Revolving Credit Facility, the Revolver Guarantee and the Revolver Pledges are incomplete and qualified in their entirety by reference to the complete text of the Time Warner Revolving Credit Facility, the Revolver Guarantee and the Revolver Pledges.  Copies of the Time Warner Revolving Credit Facility, Revolver Guarantee and the Revolver Pledges are filed as Exhibits 10.7 through 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Time Warner Term Loan

On May 2, 2014, CME drew the Time Warner Term Loan. Pursuant to a Subsidiary Guarantee among CME NV, CME BV and Time Warner dated as of May 2, 2014 (the “Term Loan Guarantee”), CME NV and CME BV are guarantors of the Time Warner Term Loan.  The Time Warner Term Loan is secured by a currently third-ranking pledge (subject to the CME Intercreditor Agreement) over 100% of the outstanding shares of each of CME NV and CME BV pursuant to (i) a Pledge Agreement on Shares of CME NV among CME, CME NV and Time Warner, dated May 2, 2014 and (ii) a Deed of Pledge of Shares in CME BV by and among CME NV, CME BV and Time Warner, dated May 2, 2014 (the “Term Loan Pledges”).

The above descriptions of the Term Loan Guarantee and the Term Loan Pledges are incomplete and qualified in their entirety by reference to the complete text of the Term Loan Guarantee and the Term Loan Pledges.  Copies of the Term Loan Guarantee and the Term Loan Pledges are filed as Exhibits 10.11 through 10.13 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the New Notes and the New Notes Indenture, the Time Warner Term Loan and the Time Warner Revolving Credit Facility above is hereby incorporated by reference.

Item 3.02              Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.  Time Warner received 12,212,193 Unit Warrants in connection with its acquisition 581,533 TW Private Placement Units and 11,892,279 Unit Warrants in connection with its acquisition of 566,299 Backstop Units. Time Warner and TWBV also received an aggregate of 30.0 million TW Initial Warrants.

The issuance of the TW Private Placement Units and Backstop Units (as applicable) and the Unit Warrants received in connection therewith and the TW Initial Warrants were effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 8.01              Other Events

On May 2, 2014, CME issued a notice of redemption, deposited EUR 272,972,000 (approximately $378.4 million) in respect of the aggregate principal amount of the 2016 Notes, as well as accrued interest of approximately EUR 6.7 million (approximately $9.3 million) and the early redemption premium of approximately EUR 15.9 million (approximately $22.0 million) thereon and discharged the indenture governing the 2016 Notes.  The 2016 Fixed Rate Notes will be cancelled upon redemption.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the federal securities laws. You can identify forward-looking statements by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company’s forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by these forward-looking statements are reasonable, it can give no assurance that its plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to, the risks and uncertainties set forth in CME’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the U.S. Securities and Exchange Commission on February 28, 2014.  Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT ADDITIONAL INFORMATION

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Warrant Agreement dated May 2, 2014 between Central European Media Enterprises Ltd. and American Stock Transfer & Trust Company, LLC (as Warrant Agent).

Exhibit 4.2

Indenture dated May 2, 2014 between Central European Media Enterprises Ltd. (as Issuer), Central European Media Enterprises N.V., CME Media Enterprises B.V. (as Guarantors) and Deutsche Bank Trust Company Americas (as Trustee, Paying Agent, Transfer Agent and Registrar).

Exhibit 4.3	Form of Warrant for Unit Warrants.

Exhibit 4.4	Form of Note for the New Notes.

Exhibit 10.1	Private Unit Warrant Agreement dated May 2, 2014 between Central European Media Enterprises Ltd. and American Stock Transfer & Trust Company (including Form of Private Placement Warrant).

Exhibit 10.2	Initial Warrant Agreement dated May 2, 2014 between Central European Media Enterprises Ltd. and American Stock Transfer & Trust Company, LLC (as Warrant Agent) (including Form of Initial Warrant).

Exhibit 10.3

Deed of Pledge of Shares (CME Media Enterprises B.V.) dated May 2, 2014 among Central European Media Enterprises N.V. (as Pledgor), Deutsche Bank Trust Company Americas (as Pledgee) and CME Media Enterprises B.V. (as the Company), with respect to the Indenture.

Exhibit 10.4

Pledge Agreement on Shares in Central European Media Enterprises N.V. dated May 2, 2014 among Central European Media Enterprises Ltd. (as Pledgor), Deutsche Bank Trust Company Americas (as Pledgee) and Central European Media Enterprises N.V. (as the Company), with respect to the Indenture.

Exhibit 10.5

Deed of Amendment dated May 2, 2014 to the Intercreditor Agreement dated July 21, 2006, as amended, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties party thereto.

Exhibit 10.6

Intercreditor Agreement dated July 21, 2006, as amended, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties party thereto.

Exhibit 10.7

Revolving Loan Facility Credit Agreement dated May 2, 2014 among Central European Media Enterprises Ltd. (as Borrower), Time Warner Inc. and Lenders party thereto from time to time (as Lender) and Time Warner Inc. (as Administrative Agent).

Exhibit 10.8

Guarantee dated May 2, 2014 among Central European Media Enterprises N.V., CME Media Enterprises B.V. (as Subsidiary Guarantors) and Time Warner Inc. (as Administrative Agent), with respect to the Time Warner Revolving Credit Facility.

Exhibit 10.9

Deed of Pledge of Shares (CME Media Enterprises B.V) dated May 2, 2014 among Central European Media Enterprises N.V. (as Pledgor), Time Warner Inc. (as Pledgee) and CME Media Enterprises B.V. (as the Company), with respect to the Time Warner Revolving Credit Facility.

Exhibit 10.10

Pledge Agreement on Shares in Central European Media Enterprises N.V. dated May 2, 2014 among Central European Media Enterprises Ltd. (as Pledgor), Time Warner Inc. (as Pledgee) and Central European Media Enterprises N.V. (as the Company), with respect to the Time Warner Revolving Credit Facility.

Exhibit 10.11

Guarantee dated May 2, 2014 among Central European Media Enterprises N.V., CME Media Enterprises B.V. (as Subsidiary Guarantors) and Time Warner Inc. (as Administrative Agent), with respect to the Time Warner Term Loan Credit Agreement.

Exhibit 10.12

Pledge Agreement on Shares in Central European Media Enterprises N.V. dated May 2, 2014 among Central European Media Enterprises Ltd. (as Pledgor), Time Warner Inc. (as Pledgee) and Central European Media Enterprises N.V. (as the Company), with respect to the Time Warner Term Loan Credit Agreement.

Exhibit 10.13

Deed of Pledge of Shares (CME Media Enterprises B.V.) dated May 2, 2014 among the Central European Media Enterprises N.V. (as Pledgor), Time Warner Inc. (as Pledgee) and CME Media Enterprises B.V. (as the Company), with respect to the Time Warner Term Loan Credit Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: May 5, 2014	/s/ David Sturgeon
David Sturgeon
Acting Chief Financial Officer